UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 13, 2005

                                 FTS GROUP, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                     84-1416864           000-24829
(State or other jurisdiction      (IRS Employer         (Commission
    of incorporation)          Identification No.)      File Number)

      7610 West Hillsborough Ave., Tampa, Florida    33615
        (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code: (813) 868-3600
        ------------------------------------------------------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  7.01  REGULATION  FD  DISCLOSURE.

On October 13, 2005, we issued a press release which included a letter to our stockholders from our Chairman and Chief Executive Officer, Scott Gallagher.

A copy of the press release is attached as an exhibit under Item 9.01(c) of this report.

The press release is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The press release attached to this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could,"
"will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits  Furnished.

Exhibit Number   Description

99.1     Press  Release re: Letter to Stockholders,  dated  October  13,  2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FTS GROUP, INC.
                                  ------------------------
                                         REGISTRANT


Date: October 13, 2005             By: /s/ Scott Gallagher
                                   ------------------------------------
                                   Scott Gallagher
                                   Chairman and Chief Executive Officer